SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


                             F O R M  8-K


                             Current Report
                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) July 26, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                 04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                 02108
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On July 26, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Ethel Housing, L.P., a Mississippi limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of June 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Ethel, Mississippi which is known as Hannah Heights (the "Apartment Complex"). The Apartment Complex consists of 12 one-bedroom units, 12 two-bedroom units, 2 three-bedroom units and 2 four-bedroom units. The Apartment Complex is expected to be completed and fully occupied by April 30, 1997.

    Rehabilitation financing in the amount of $170,422 was provided by Trustmark National Bank of Jackson, Mississippi. Permanent mortgage financing in the aggregate amount of $819,531 (the "Mortgage Loan"), of which amount $649,109 was assumed by the Operating Partnership from the prior owner of the Apartment Complex, is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan has a 50-year term and is payable in 600 monthly installments. The interest rate on the portion of the Mortgage Loan which has been assumed is 7.25%; the balance of the Mortgage Loan is also expected to bear interest at 7.25%.

    100% of the apartment units (28 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Intervest Development Corporation of Jackson,
Mississippi.   The General Partner has previously developed 375 multi-family housing units.

    Intervest Corporation, an affiliate of the General Partner, serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent currently has in excess of 3,500 multi-family housing units under management. The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross collections received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $321,585 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $144,713 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, (iv) Permanent
Mortgage Commitment or (v) Phase I Compliance;

    2. $130,396 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation or (iv) receipt of an updated title insurance policy satisfactory to the Investment
Limited Partner;

    3. $30,396 on the latest of (i) Breakeven Point, (ii) Permanent Mortgage Commencement, or (iii) Initial 100% Occupancy Date; and

    4. $16,079 on the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which the Breakeven Point occurred.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $560,057 of Tax Credits during the 10-year period commencing in 1996, of which $554,457 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                           Normal            Capital          Cash
                         Operations        Transactions       Flow

General Partner               1%               60%             70%

Partnership                  99%             39.999%           30%

Special Limited
Partner                       0%              0.001%            0%



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,700 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.


    The Operating Partnership will pay a Construction and Development Fee in the amount of $87,653 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $66,525 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution and $16,079 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $2,000 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year.
The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.

     (a) and (b)  There is no meaningful current or historic financial information is available at this time.

     (c)          Exhibits.                                            Page

(1)  (a)1         Form of Dealer-Manager Agreement between Boston
                  Capital Services, Inc. and the Registrant
                  (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)  (a)          Amended and Restated Agreement and Certificate
                  of Limited Partnership of Ethel Housing, L.P.

(2)  (b)          Certification and Agreement of Ethel Housing, L.P.

(2)  (c)          First Amendment to Amended and Restated Agreement
                  and Certificate of Limited Partnership of Ethel Housing, L.P.

(4)  (a)2         Agreement of Limited Partnership of the Partnership

(16)              None

(17)              None

(21)              None

(24)              None

(25)              None

(28)              None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March __, 1997


                                   BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                                   By: Boston Capital Associates IV L.P.,
                                       its General Partner


                                       By:  C&M Associates, d/b/a Boston
                                                 Capital Associates, its
                                            General Partner


                                            By:  /s/Herbert F. Collins
                                                 Herbert F. Collins, Partner




BOS2: 52751_1

17537/1229